J.P. Morgan 2014 Healthcare Conference January 13, 2014 Exhibit 99.2

Forward-looking Statements
This presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that, without limitation, statements in this presentation regarding InterMune's plans and expectations; anticipated availability of top-line results from the ASCEND trial; the estimated patient populations suffering from IPF and market potential for Esbriet; anticipated timing of pricing and reimbursement discussions and/or initiating commercial launches for Esbriet; intellectual property protection for Esbriet;
and expectations regarding the ASCEND trial and prospects for success thereof are forward-looking statements.  All forward-looking statements included in this presentation are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s periodic reports filed with the SEC, including but not limited to the following: (i) the risks related to the uncertain, lengthy and expensive clinical development process for the company’s product candidates; (ii) risks related to the regulatory process for Esbriet, including that the results of the ASCEND trial may not be satisfactory to the FDA to receive regulatory approval; (iii) risks related to unexpected regulatory actions or delays or government regulation generally; (iv) risks related to the company’s manufacturing strategy; (v) government, industry and general public pricing pressures; (vi) risks related to the company’s ability to successfully launch and commercialize Esbriet; and (vii) the company’s ability to maintain intellectual property protection. The risks and other factors discussed above should be considered only in connection with the risks and other factors discussed in detail in InterMune’s Form 10-K, Form 10-Q and its other periodic reports filed with the SEC, which are also available at www.intermune.com.

Our Company: A Fully Integrated Global Biotech
Company with Significant Growth Potential

Demonstrated Research Capability – first in HCV, now delivering in fibrosis
Development and Regulatory expertise in Specialty Diseases
– Multiple, high-quality, multi-national clinical trials in Phases 1-4
– Esbriet approved by EMA and Health Canada
A Successful Commercial Organization
– Built high-performing EU and Canadian organizations
– Achieved attractive pricing and reimbursement in 13 countries in Europe
– Strong year-on-year revenue growth in 2013 and more expected in 2014 ($115-$135M)
Poised to Launch in the United States
– ASCEND results early Q2 2014 U.S. launch in 1H 2015
– ITMN is building its U.S. capability
ITMN is the Leader in IPF and expanding via R&D and BD into new growth areas focused primarily on fibrosis

Our Franchise: Idiopathic Pulmonary Fibrosis (IPF)
A Large, Lethal Orphan Disease
Progressive scarring of the
lungs with no known cause
– Median survival: 2-5
years*
Large market in North
America + European Top-15:
– 118K to 158K prevalence
– 28K to 37K incidence
Esbriet
®
is the only approved
IPF medicine in EU or
Canada
– None approved in U.S.
% Patients Surviving at 5 Years
100
0
80
60
40
20
Lung
Cancer
IPF Ovarian
Cancer
PAH Colo-
rectal
Cancer
Breast
Cancer
* Bjoraker JA, Am J Respir Crit Care Med. 1998 Jan; 157(1):199-203.

Our Strategy: Maximize the Value of Esbriet
and Grow Beyond Esbriet and IPF
Grow Beyond
Esbriet and IPF
Expand
Esbriet in IPF
New formulations
Phase 4
ISTs
Registries
Leader in IPF:
Commercialize Esbriet
Key launch and
commercialization
activities
Vision: Leader
in Specialty
Fibrotic Diseases
4
New
indications
Pirfenidone
Analog
LPA-1
Biomarkers
Business
Development
A
B
C

InterMune Is a First Mover in an Emerging Growth Area
with Significant Unmet Need: Fibrotic Diseases
Lung, kidney, liver,
bone, heart, GI tract,
others
~40M patients
in all fibrotic diseases
High Unmet
Need and
Severity
Affecting
Multiple
Organ
Systems
Fibrotic
Diseases
5
~120 assets in
development
(50 from top biopharma)
InterMune, AbbVie, AstraZeneca,
BI, BMS, Celgene, Gilead, GSK,
Incyte, J&J, Lilly, Merck, Novartis,
Pfizer, Roche, Sanofi
~$15-$30B in R&D
investment in fibrotic
diseases
Growing
R&D
Investment
Major
Players
Growing
Pipeline
Emerging growth
area
InterMune is well-
positioned
– Research
– Development
capabilities
– Esbriet
commercialization

Commercializing Esbriet ® (pirfenidone) in IPF

Esbriet is now available for prescription for 85%
of the IPF patients in the Top 15 EU countries

Focus First on
Top 5 Countries:
Germany, France,
Italy, UK, Spain
Population of 314
million
~ 70-75% of EU
market value
Esbriet has
launched in
4 of 5 Top 5
Countries
Invest in 10 Mid-Sized
Countries & Regions:
Austria, Nordics (4),
Netherlands, Belgium
Ireland, Iceland and
Luxembourg
~ 10% of EU market
value
Esbriet has
launched in
9 of 10 Mid-
Sized
Countries
Successful EU Commercialization Strategy:
Focus First on Top 15

Esbriet Revenue – EU and Canada Nine Consecutive Quarters of Growth 8 2.7 4.9 5.5 7.5 8.2 10.5 14.4 19.7 25.6 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Q4’11 Q1’12 Q2’12 Q3’12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13

The U.S. IPF Market

The U.S. IPF Market Is Very Attractive
Very Large Orphan Disease
– Incidence ~ 15-20K/year
– Prevalence ~ 30-50K mild/moderate
Desperate Unmet Need
– No FDA-approved IPF medicines
Attractive Business Model
– Value based, Orphan Disease pricing
– Small molecule margins
– No third-party royalties
– Specialty target audience: 3,000 MDs
– Targeted salesforce of ~ 75 - 100 reps
10
U.S. IPF Prevalence
Mild to Moderate
(30,000-50,000)
Severe
(~20,000)

Esbriet
®
EU: $33K to $45K
Canada: $42K
Benchmark Products in the U.S. Have
a Broad Range of Prices ($000’s/year)*
11
* Wholesale Acquisition Cost (WAC).  Source: AnalySource (12/17/13)
(PAH)
(PAH)
(mCRPC)
(cystic
fibrosis)
29
(severe
epilepsy)
41
(multiple
sclerosis)
49
(multiple
sclerosis)
58
(multiple
sclerosis)
55
(cataplexy)
63 78 83
(multiple
sclerosis)
60
Oral or inhaled administration
Infusion or injection administration

ASCEND Phase 3 Study for U.S. Registration

Three Phase 3 Trials Support Clinically Meaningful Effect on
Lung Function, with Generally Consistent Results at One Year

PIPF-004: FVC Change Week 72* PIPF-006: FVC Change Week 72*
0 72 48 36 24 12 60
Weeks
0
-15
-10
-5
0 72 48 36 24 12 60
Weeks
0
-15
-10
-5
Week 48 52% reduction P<0.001
Week 48 27% reduction P=0.005
* Pre-specified primary endpoint
Pirfenidone
2403 mg/d
Placebo
Pirfenidone
2403 mg/d
Placebo
SP3: VC Change at Week 52*
0 52 24
Weeks
0
-140
-40
-20
-60
-80
-100
-120
Week 52 44% reduction P=0.042
36 12
Pirfenidone
1800 mg/d
Placebo
P=0.042
P=0.501
P=0.001

Rigorously Analyzed our IPF Databases to Determine “Predictors of Progression”

Variables* 2 CAPACITY Trials ASCEND Trial
Time Since Diagnosis No time limitation 6 to 48 months
Baseline % Predicted FVC >50%, no upper limit 50% - 90%
% DLco >35%, no upper limit 30% - 90%
FEV1 / FVC Ratio
(lower is Indicative of
emphysema)
>0.70 0.80
*Variables consistently associated with greater FVC progression in placebo patients (CAPACITY and INSPIRE data bases)
ASCEND Design Based on Key Learnings from Prior IPF
Trials to Maximize Probability of Success (1)
Red font indicates change from CAPACITY Phase 3 Studies

ASCEND Design Based on Key Learnings from Prior IPF
Trials to Maximize Probability of Success (2)

Duration
A 52-Week Study –
All three Phase 3 studies of pirfenidone
have “won” at 1 year
Primary
Endpoint
FVC Change Versus Placebo (difference versus placebo)
Categorical FVC for treatment effect size
Key
Secondary
Endpoints
6MWT Distance, Progression-Free Survival*
Power
A large study (n=555) – the largest pirfenidone Phase 3 study
Centralized
Procedures
HRCT Review –
for high level of confidence in IPF diagnosis
Pulmonary Function Testing – to minimize variability in primary endpoint metric
Red font indicates change from CAPACITY Phase 3 Studies
*DLco component replaced with 6MWT

Clinically Meaningful Changes in FVC in IPF Studies (1)
The Clinical Reality:
– ~2/3 of IPF patients have little decline in FVC in clinical studies of ~ one year
– ~1/3 of IPF patients have significant decline in FVC
– Therefore MEAN decline in FVC of a study population is not the best measure of treatment effect size
What is the minimal clinically important difference (MCID) in FVC in IPF patients?
– MCID is the difference to an individual patient that is meaningful
– MCID for FVC in an IPF patient is a 2-6% decline*
– FVC declines of 5-10% in an IPF patient translate to 2-5X risk of death*
Categorical Change in FVC is the clinically meaningful metric:

* du Bois RM Am J Respir Crit Care Med 184: 1382-9, 2011
Percent of patients with a   10% FVC Decline

Why is Categorical Change in FVC the best metric of clinical meaningfulness?
– Measures changes in an individual patient
– Addresses the statistical problem of the population mean
– Can be easily tied to the MCID (a population mean cannot)
– Relevant to clinicians and regulators
Esbriet label in Europe and Canada only reference Categorical FVC
Change
Clinically Meaningful Changes in FVC in IPF Studies (2)
Measure of Clinical Meaningfulness in ASCEND:
Categorical FVC Change Percent of patients with a 10% FVC Decline

Categorical FVC Results at One Year From CAPACITY ITT

*Rank ANCOVA
p < 0.001*
Pirfenidone
Placebo
40% Reduction
36% Increase
0
5
10
15
20
25
30
35
40
45
10% Decline/Death/LT No Decline (>0%)
Patients
(%)
Categorical FVC: Patients with 10% FVC Decline/Death/Lung Transplant (LT)

P<0.0001 P=0.0002 P<0.0001 P=0.002
Patients (%)
Pirfenidone
2403 mg/d
Placebo
CAPACITY ITT Patients
40% Reduction
Proportion of patients with No FVC decline was 36% greater relative to placebo
19
0
5
10
15
20
25
30
35
3 Months 6 Months 9 Months 12 Months
Clinically Meaningful Outcome: Proportion of Patients with 10%
FVC Decline/Death/LT Reduced by 40% Relative to Placebo

Two Other Key Secondary Endpoints In ASCEND Showed
Clinically Meaningful Change in CAPACITY at One Year
29%
Reduction
31%
Increase
HR 0.62 (0.46 – 0.84)
P-value = 0.0015
20
Pirfenidone
2403 mg/d
Placebo
0
10
20
30
40
50
60
50 m
Decrement or
Death
No Decline
p = 0.0037
50
60
70
80
90
100
0 1 2 3 4 5 6 7 8 9 10 11 12
Months
Pirfenidone
Placebo
6MWD Change Progression-Free Survival

ASCEND Summary and Timeline
ASCEND is designed to win — built on our decade of IPF experience
– Large, one-year study
– Over 95% power using CAPACITY ITT results
– Centralized procedures for more homogeneity
– Enrichment Strategy for patients with more FVC progression
Excellent Study Conduct
– High retention rate (>90% of patients remain in study)
– High persistence rate (>90% of patients are on study medicine)
– High roll-over rate to open-label “RECAP” study (>95%)
Top-line data expected in early Q2 2014
– Presentation at ATS (May 2014)

Financial Outlook

Worldwide Esbriet Revenue
Nine consecutive quarters of
growth since launch
168% revenue growth in 2013
– New countries – one-time effects
due to NPP conversion and pent-
up demand
– Launched countries – greater
penetration and persistence
2014 guidance range of $115 to
$135 million represents ~65% to
90% projected growth
Spain and the Netherlands
included in the range – update in
1H 2014
23
Guidance
Range
$115 - $135
168%
65%-
90%
$70.2
$26.2
$2.8
2011 2012 2013 2014

Total Operating Expenses – 2014: Building a
Commercial Company with an R&D Pipeline

$320 - $345
$255 - $265
2014 2013
R&D
SG&A
SG&A
R&D
Guidance
Important SG&A increase
– U.S. launch preparations to ensure
successful launch of Esbriet
– Expanding commercial presence in
Europe to maximize Esbriet growth
Sustained R&D investment to fund our
growing pipeline

Research & Development Expenses — 2013 to 2014
Increased investment — research
and early stage programs:
– New formulation
– Pirfenidone analog
– LPA-1 inhibitor
– Biomarkers program
– New antifibrotic compounds
Stable — Worldwide regulatory,
quality, and medical affairs expense
Increased investment — NDA
preparation, RECAP and new
Esbriet clinical studies
Decreased investment — ASCEND
as study completes in Q2
25
$110 - $120 $110 - $115
2014 2013
Regulatory,
quality and
medical
affairs support
Research and
early stage
programs
Regulatory,
quality and
medical
affairs
support
Research and
early stage
programs
NDA Prep,
RECAP and
New Clinical
ASCEND
ASCEND
NDA Prep,
RECAP and
New Clinical
Guidance

30%
60%
10%
Selling, General & Administrative
Expenses — 2013 to 2014
26
$210 - $225
$145 - $150
2014 2013
EU/Canada
SG&A
U.S. Launch
Preparation
EU/Canada
SG&A
Corporate/US
G&A
Corporate/US
G&A
U.S. Launch
Preparation
Increase driven primarily by U.S.
commercial launch preparations
(“S”)
– Weighted to H2 (post ASCEND)
Modest increase in Corporate/U.S.
G&A
Modest increase for EU/Canada
SG&A:
– Full-year effect of commercial
organizations created mid-2013 (Italy
and UK)
–
Expansion beyond current 13
countries in Europe
Guidance

InterMune Showing Strong Momentum
and Poised to Enter the U.S. Market
With EU reimbursement now resolved, Esbriet is growing very well
– Nine consecutive quarters of revenue growth since first launch
– 2013 revenue growth +168% vs. 2012
– 2014 guidance range: $115-$135 million (+65-90%)
– Expect cash flows from European sales to fully support European operations in late 2014
Phase 3 ASCEND study for U.S. Registration
– High confidence: designed from our lessons of a decade in IPF
– Excellent study conduct: extremely high retention and roll-over rates
– Results expected in early Q2 2014 (previously Q2 2014)
Momentum in our R&D efforts to be a leader in specialty fibrotic diseases